                                                                   EXHIBIT 10.14

                            CONFIDENTIAL TREATMENT
                            ----------------------

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 1 of 14

                                                                           NYNEX



Assessment Systems, Inc.                              Telesector Resources Group
780 Third Avenue                                      NYNEX
New York, N.Y. 10017                                  240 East 38th Street
Attn: Mr. Bernard Reynolds                            New York, N.Y. 10016
                                                      Attn: Mr. Sean Mahoney
                                                      Sourcing Process Leader


     THIS AGREEMENT by and between Assessment Systems, Inc., a corporation with an office at 780 Third Avenue, New York, N.Y. 10017 (hereinafter called "Consultant"), and Telesector Resources, a corporation with an office at 240 East 38th Street, New York, N.Y. 10016 (hereinafter called "NYNEX").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, NYNEX desires to have Consultant perform certain consulting work for it; and

     WHEREAS, Consultant desires to perform such work for NYNEX.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements hereinafter contained, the parties do hereby agree as follows:

1.   Term: Scope of Work
     -------------------

     (a) This Agreement shall be effective on April 1, 1996 and shall end November 1, 1996, provided that NYNEX may extend this Agreement for periods of 60 upon thirty days' written notice. Any termination or expiration of this Agreement shall not affect the obligations of either party to the other under existing Statements of Work issued under this Agreement, but such shall continue in effect as though this Agreement had not been terminated.

     (b) Consultant agrees to provide consulting services ("Services") to NYNEX as described in Exhibit A, Statement of Work, agreed to the parties from time to time, substantially in the form attached hereto as Exhibit A and incorporated herein by reference.

     Consultant will accept or reject any Statement of Work provided by NYNEX within five business days of receipt. NYNEX may consider any Statement of Work not rejected by Consultant in ten business days after it was sent to Consultant as having been accepted.

     The parties understand and agree that this is a non-exclusive agreement, and NYNEX reserves the right to undertake all work on its own behalf or through any third party.

     (c) Any parent, affiliate or subsidiary company of NYNEX may obtain services from Consultant under this Agreement pursuant to Statements of Work substantially in the form of Exhibit A attached hereto.

                                                                 Contract Number
                                                                         G12463p
                                                                    Page 2 of 14



2.   CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document
     --------------------------------
has been filed separately with the Securities and Exchange Commission.

3.   Assignment
     ----------

     NYNEX and Consultant agree that this Agreement is personal in nature and that neither party may assign its rights under this Agreement without the prior written consent of the other party, except that:

     (a) this Agreement may be assigned in whole or in party by NYNEX to any entity controlling, controlled by or under common control with NYNEX (an "Affiliate") upon written notice to Consultant; or

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 3 of 14



     (b) Consultant may assign the right to receive money due from NYNEX providing that any assignment of monies shall be void and ineffective to the extent that (i) Consultant fails to provide NYNEX at least thirty (30) days prior written notice or (ii) the assignment attempts to impose upon NYNEX obligations to the assignee additional to the payments of such monies, or precludes NYNEX from dealing solely and directly with Consultant on all matters pertaining to the Agreement.

     (c) Any assignment not permitted by this paragraph shall be void and ineffective.

4.   Cancellations: Modifications
     ----------------------------

     (a) NYNEX may cancel the services they ordered at any time. If NYNEX cancels services it shall pay only for services already performed.

     (b) NYNEX may modify services ordered by issuing a modified Statement of Work. If the change alters the value of the services ordered, Consultant will promptly notify NYNEX of any proposed changes in price, and Consultant shall adjust the price accordingly, provided that as to price increases, unless an increase is specified in this Agreement, any increase shall be an amount less than or equal to the sum of the increased costs and expenses Consultant is able to document.

5.   No Subcontractors
     -----------------

     Consultant agrees not to subcontract any portion of the work to be performed hereunder without the prior written consent of NYNEX.

6.   Independent Contractor
     ----------------------

     The status of Consultant to NYNEX hereunder shall be that of an independent contractor and not any other relationship, including partner, agent or employee. Consultant shall not make any representation to the contrary to any person. Consultant shall not bind, or attempt to bind, NYNEX to any obligation with any third party. In all of its activities under this Agreement, Consultants shall act consistently with its status as an independent contractor. None of Consultant's employees shall be deemed employees of NYNEX. NYNEX does not and will not have actual, potential or any other control over Consultant or its employees, except as otherwise expressly set forth in this Agreement.

7.   Taxes
     -----

     Consultant agrees that it shall be its responsibility to withhold all federal, state or local income taxes, social security taxes, unemployment and other payroll taxes required by law to be withheld from the compensation of its employees performing services hereunder.

8.   Work Product
     ------------

     (a) For the purposes of this Agreement, the term "Work Product" shall mean all information, ideas, concepts, inventions, discoveries, developments or improvements, whether of process, product, program, apparatus, design, method or technique, marketing plan or presentation, or compilation of information, technical information, business information, specifications, drawings, know-how records, documentation, works of authorship and other creative works, and all other knowledge and data, whether expressed in writing, orally or otherwise, and whether or not protectable by patent, trademark, copyright or

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 4 of 14



other applicable law, which are conceived, developed, acquired or first actually reduced to practice or writing by or on behalf of Consultants, its employees, its agents, or its contractors, alone or jointly with NYNEX employees or other persons, as a result of or in connection with the performance by Consultant of Services under this Agreement.

     (b) Consultant agrees that it will disclose and furnish promptly to NYNEX all Work Product originated or developed in connection with the performance of services by Consultant under this Agreement. Consultant further agrees that all such Work Product shall be NYNEX property, shall be kept in confidence by Consultant and shall be used only for services performed under this Agreement, and may not be used or copied for other purposes except upon such terms as may be agreed upon between the parties hereto in writing.

9.   Authorship and Copyright
     ------------------------

     (a) The entire right, title and interest, including copyright and other proprietary rights, in all original works of authorship fixed in any tangible medium of expression heretofore or hereafter originated or developed by Consultant as part of the services covered by this Agreement, shall be transferred to and vested in NYNEX. The parties expressly agree to consider as works made for hire all Work Product ordered or commissioned by NYNEX which qualify as such in accordance with the copyright laws. For all such original works, Consultant agrees to provide documentation satisfactory to NYNEX to assure the conveyance of all such right, title and interest, including copyright, to NYNEX. The cost of conveying such right shall be at NYNEX's expense. In the event that the Work Product is deemed not to be a work made for hire, Consultant hereby irrevocably transfers, assigns and conveys the exclusive copyright ownership thereof to NYNEX, free and clear of any liens, claims or other encumbrances, to the fullest extent permitted by law.

     (b) Consultant warrants the originality of the Work Product prepared for NYNEX hereunder, its disclosure to NYNEX exclusively and that no portion of the Work Product prepared for NYNEX under this Agreement is derived from any work owned by another party.

     (c) In the event that third party work or Consultant's reused software or data are used in the development of, or are incorporated within, materials to be delivered pursuant to this Agreement, then Consultant will notify NYNEX and will obtain for NYNEX a non-exclusive, royalty-free worldwide license to make, use, sell and sublicense such work, software, or data.

10.  Inventions
     ----------

     (a) Consultant agrees that if any inventions, discoveries or improvements are conceived, first reduced to practice, made or developed, in the course of, or as a result of, the performance of services by Consultant under this Agreement, Consultant will assign to NYNEX Consultant's right, title and interest in and to such inventions, discoveries and improvements, and any patents, copyrights or other forms of legal protection that may be granted thereon in any country of the world.

     (b) Consultant further agrees that, without charge to NYNEX, Consultant will sign all papers and do all acts which may be necessary, desirable or convenient to enable NYNEX at its expense to file and prosecute applications for patents on such inventions, discoveries and improvements, and to maintain patents granted thereon. Consultant also agrees to acquire from Consultant's employees, agents and contractors who perform services under this Agreement, such assignment and rights as to assure that NYNEX shall receive all of the rights provided for in this Agreement.

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 5 of 14


Consultant shall provide a copy of all documents to show that all Intellectual Property developed by its employees, agents and contractors has been transferred to Consultant.

11.  Consultant's Information
     ------------------------

     No information (such as specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or other) furnished by Consultant to NYNEX under this Agreement shall be considered to be confidential or proprietary to Consultant, unless the information is specifically covered by a separate nondisclosure agreement signed by both parties to this Agreement. If the nondisclosure agreement was signed prior to this Agreement it will only be effective if attached to this Agreement as an Exhibit and is specifically incorporated by reference in this Agreement.

12.  NYNEX Information
     -----------------

     (a) Any NYNEX information furnished to Consultant under this Agreement or that Consultant comes in contact with on NYNEX premises or under NYNEX control shall remain NYNEX property. All copies of such information in written, graphic or other tangible form, and all Work Product derived from or reflecting such information, shall be returned or sent to NYNEX at its request. No copies shall be made of any documents or other media provided by NYNEX without the prior written consent of NYNEX. Unless such information was previously known to Consultant free of any obligation to keep it confidential, or has been or is subsequently made public by NYNEX or a third party without breach of any agreement, it shall be kept confidential by Consultant and shall be used only in performing services under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between Consultant and NYNEX in writing. NYNEX may require Consultant or its employees, agents or representatives to sign a separate written agreement protecting NYNEX proprietary information.

     (b) Consultant agrees not to advertise, promote or publicize matters relating to the services performed or furnished under this Agreement or to mention or imply any relationship or connection with NYNEX or any of its Affiliates in any of its advertising, promotions or publicity without the prior written consent of NYNEX.

13.  Government Laws and Regulations.
     -------------------------------

     Consultant agrees, in connection with the performance of services hereunder, to comply with all applicable federal, state, or local regulations, including, but not limited to, all applicable requirements of the Fair Labor Standards Act, as amended, and of regulations and orders of the United States Department of Labor issued thereunder. Consultant agrees that it will not discriminate against any employee or applicant for employment on account of race, color, religion, sex, disability or national origin and will comply with the terms of the Non-Discrimination Compliance Agreement of even date herewith executed by Consultant and attached hereto. Consultant has, and shall maintain during the term of this Agreement, all known permits or other appropriate records that may be required by law. Notwithstanding any other provisions of this Agreement Consultant shall not export directly or indirectly, any U.S. source technical data to any country outside the United States which export may be in violation of the United States Export Control Laws and Regulations.

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 6 of 14


Consultant agrees not to bring any toxic or hazardous material onto the property of NYNEX without the prior written permission of NYNEX. Consultant agrees to be responsible for the handling and management of all such toxic or hazardous materials that it uses in providing services under this Agreement. Consultant shall not bring any toxic or hazardous materials on the premises of NYNEX without first notifying NYNEX in writing and providing NYNEX with an appropriate MSDS.

14.  New York PSC Audits
     -------------------

     Consultant represents that it has fully disclosed any engagements for management or operational audits of New York Telephone Company as mandated by the New York Public Service Commission that it or any of its affiliates have been involved in, and that such audits along with the dates of such audits, are attached to this Agreement.

15.  Records
     -------

     Consultant agrees to maintain records of its activities under this Agreement in accordance with its established procedures for four (4) years after the termination of this Agreement. NYNEX shall have the right to audit or review the records of Consultant relating to the work performed, and any expenses incurred, in connection with this Agreement.

16.  Specifications; Best Efforts
     ----------------------------

     Consultant will perform services under this Agreement in compliance with all government and industry standards and specifications, including any standards and specifications published by Consultant, unless previously rejected by NYNEX. Consultant agrees to undertake this assignment on a professional best efforts basis and that its findings and recommendations will reflect its best professional judgment based on the information available to it. Consultant will perform its duties hereunder with promptness and diligence and in accordance with the highest professional standards in Consultant's field.

     Consultant shall comply with any trip or scheduling requirements needed for the timely performance of Services. NYNEX shall not be obligated to accept or pay Consultant for late or untimely performance. If the services do not conform with the requirements of this Agreement, then NYNEX, in addition to any other rights it may have under law or this Agreement, may reject some or all of the services. If NYNEX reasonably believes that Consultant cannot or will not be able to properly perform the services on schedule, NYNEX may have another party perform some or all of the services, with any incurred costs being borne by Consultant.

17.  Successors and Assigns
     ----------------------

     This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns.

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 7 of 14


18.  Indemnification
     ---------------

     Consultant agrees to indemnify and hold NYNEX and its Affiliates harmless against any losses, damages, liabilities, claims or demands (including all costs, expenses and reasonable attorneys' fees on account thereof or in connection with any investigation or preparation related thereto or the enforcement of the indemnification provisions of this Agreement) (collectively, the "Indemnified Amounts") that may be made as a result of Consultant's acts or omissions including, but not limited to, claims made: (i) by anyone for infringement of any trademark, copyright, patent, trade secret or other intellectual property right relating to use or reproduction of information or materials provided, developed or originated by Consultant; (ii) by anyone for injuries (including death) to persons or damage to property (including theft) or other cause of action resulting from Consultant's acts or omissions or those of persons furnished by Consultant while performing work for NYNEX pursuant to this Agreement or in connection with materials furnished by Consultant pursuant to this Agreement; (iii) by persons furnished by Consultant or any subcontractors under worker's compensation or similar acts; (iv) in connection with the services contemplated by this Agreement; or (v) under any federal securities laws, or under any other statute, at common law or otherwise, arising out of or in connection with the services contemplated by this Agreement or any information obtained in connection with the performance of such services. NYNEX agrees to notify Consultant promptly of any written claims or demands against NYNEX for which Consultant is responsible hereunder and NYNEX shall be entitled, at its option, to assume the defense or settlement of any such claim. Consultant shall promptly reimburse NYNEX for Indemnified Amounts as they are incurred.

19.  Designated Representative
     -------------------------

     For purposes of Services provided under this Agreement, the designated representative of NYNEX shall be the person indicated on the Statement of Work governing such Services. Consultant shall be entitled to rely on the foregoing designation until notified in writing of a change in NYNEX's designated representative.

20.  Insurance
     ---------

     Consultant shall secure and maintain at its expense during the term of this Agreement (i) statutory workers' compensation and employers liability with limits of not less than $500,000; (ii) Commercial General Liability insurance for a combined single limit of at least $1,000,000 per occurence for bodily injury and property damage with a policy aggregate of $2,000,000; (iii) Comprehensive Automobile Liability insurance for a combined single limit of $1,000,000 per occurrence; and (iv) Professional Errors and Omissions insurance in an amount of $1,000,000 per occurrence with a policy aggregate of $2,000,000. Consultant shall deliver a certificate of insurance on which NYNEX is named as an additional insured with reference to (ii) above. Furthermore, NYNEX must receive at least ten (10) days' notice of cancellation or modification of the above insurance.

21.  Impleader and Limited Liability of NYNEX
     ----------------------------------------

     Consultant agrees not to implead or bring any action against NYNEX (including its parent, affiliate or subsidiary companies), its successors, assigns, employees or officers based on any claim by any of its employees for personal injury or death that occurs in the course or scope of employment of such person. Consultant also agrees that neither NYNEX nor any of its parent, affiliate or subsidiary companies shall be liable for any consequential, punitive or exemplary damages for any acts or failure to act under this Agreement.

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 8 of 14


22.  Work Conditions
     ---------------

     By executing this Agreement and by agreeing to any Statement of Work under this Agreement, Consultant acknowledges that it is fully informed as to the nature and location of the work, the physical, climatic and other conditions prevailing at the worksite, and all other matters which may affect the work, the cost thereof or the time for performing the work. If a Statement of Work requests that Consultant performs services for which it is not fully informed with respect to any of these matters, Consultant must notify NYNEX in writing prior to acceptance.

23.  Notices
     -------

     Any notice to be given hereunder by either party shall be in writing and shall be deemed to have been given five (5) days after deposit in registered or certified mail, return receipt requested, or immediately if delivered by hand, by overnight courier or by telecopier, addressed as follows:

     If to Consultant:        Assessment Systems, Inc.
                              780 Third Avenue
                              New York, N.Y. 10017
                              Attn: Mr. Bernard Reynolds
                              Telephone No. 212 319-8400
                              Fax No. 212 319-6839

     If to NYNEX:             NYNEX
                              240 East 38th Street, 15th Floor
                              New York, N.Y. 10016
                              Mr. Sean Mahoney
                              Sourcing Process Leader
                              Telephone No. 212338-7254
                              Fax No. 212 682-6921

or to such other address as may be designated in writing by either party in accordance herewith.

24.  Choice of Law
     -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. ALL ACTIONS UNDER THIS AGREEMENT SHALL BE BROUGHT IN A COURT OF COMPETENT SUBJECT MATTER JURISDICTION IN NEW YORK AND BOTH PARTIES AGREE TO ACCEPT THE PERSONAL JURISDICTION OF SUCH COURT.

                                                                 Contract Number
                                                                         G12463P
                                                                    Page 9 of 14


25.  Amendments
     ----------

     No modification, alteration or amendment of this Agreement shall be effective unless contained in a writing signed by both parties and specifically referring hereto.

26.  Non-Waiver
     ----------

     No course of dealing or failure of either party to strictly enforce the terms and conditions of this Agreement shall be construed as a waiver of the future performance of that term or condition.

27.  Severability
     ------------

     In the event that one or more provisions contained in this Agreement are for any reason held to be unenforceable in any respect under the laws of the jurisdiction governing the Agreement, such unenforceability shall not affect any other term or condition of this Agreement and this Agreement shall be construed as if the unenforceable provision was not contained in this Agreement.

28.  Captions and Interpretations
     ----------------------------

28.1 The captions of sections in this Agreement are for convenience only and may not accurately or fully describe all of the requirements of a section. The captions do not limit or modify the terms of this Agreement or any section of this Agreement.

28.2 Whenever the provisions of this Agreement require one party to obtain the permission or consent of the other party, unless specified otherwise, the party from whom the consent or permission is needed may withhold the consent or permission for any reason or no reason at all.

29.  Gifts and Gratuities and Conflicts of Interest
     ----------------------------------------------

29.1 Consultant certifies that, to the best of its knowledge and belief, no economic, beneficial employment or managerial relationship exists between Consultant and any employee of NYNEX or its parent, affiliate or subsidiary companies, or between Consultant and any relative of an employee of NYNEX or any such companies, which would tend in any way to influence such employee in the performance of his or her duties on behalf of NYNEX or its parent, affiliate or subsidiary company in connection with the awarding, making, amending or making determinations concerning the performance of this Agreement.

29.2 The exchange or offering of any money, gift item, personal service, entertainment or unusual hospitality by either party to this Agreement to the other party is expressly prohibited. This prohibition is equally applicable to either party's officers, employees, agents or immediate family members. Any violation of this provision constitutes a breach of this contract.

29.3 NYNEX may, by written notice to Consultant, terminate Consultant's right to proceed under this Agreement without any liability whatsoever on the part of NYNEX if NYNEX finds:

          (a) that Consultant violated the certification contained in this section regarding any conflict of interest; or

                                                                 Contract Number
                                                                         G12463P
                                                                   Page 10 of 14


          (b) that gratuities (as discussed in this paragraph) were offered or given by Consultant or any of its employees, agents or representatives, to any officer or employee of NYNEX or its parent, subsidiary or affiliate companies awarding, making, amending an agreement or securing favorable treatment with respect to the performance of such agreement.

29.4 In the event this Agreement is terminated as provided in this section NYNEX shall be entitled to pursue the same remedies against Consultant as it could pursue in the event of a breach of the Agreement by Consultant.

29.5 The rights and remedies of NYNEX in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this Agreement.

30.  Survival of Obligations
     -----------------------

     Consultant obligations under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement shall survive termination, cancellation or expiration of this Agreement.

31.  Termination
     -----------

     NYNEX may terminate this Agreement at any time by giving written notice to Consultant. In such event, Consultant shall be entitled hereunder only to charges for work actually performed and expenses actually incurred prior to the date of termination, in each case in accordance with Section 2 hereof.

32.  Entire Agreement
     ----------------

     This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions and writings with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

   ASSESSMENT SYSTEMS, INC.                       NYNEX

By /s/ Eli Salig                               By /s/ Harold Bell
   ----------------------                        ---------------------

Name  ELI SALIG                                Name  HAROLD BELL
    ---------------------                          -------------------
       print                                           print

Title   EVP                                    Title  DIRECTOR
     --------------------                           ------------------

Date   10 MAY 1996                             Date   5/14/96
    ---------------------                          -------------------

                                                                 Contract Number
                                                                         G12463P
                                                                   Page 11 of 14


                                   EXHIBIT A
                               STATEMENT OF WORK

        CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

                                                                 Contract Number
                                                                         G12463P
                                                                   Page 12 of 14


                                   EXHIBIT A
                           STATEMENT OF WORK (con't)

        CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.


                       Designated NYNEX Representatives:

NYNEX                                      NYNEX
1095 Ave. of the Americas, 2nd floor       240 East 38th Street, 15th floor
New York, N.Y.  10036                      New York, N.Y.  10016
Attn:  Mr. Tom O'Gara                      Attn:  Mr. Sean Mahoney-SPL
212-395-2247                               212-338-7254

NYNEX
1095 Ave. of the Americas, 2nd floor
New York, N.Y.  10036
Attn: Ms. Corinne Costa
212-395-2422

                                                                 Contract Number
                                                                         G12463P
                                                                   Page 13 of 14


                                   EXHIBIT B
                                 COMPENSATION

        CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

        Each invoice submitted shall reflect a brief description of the services performed during that period.

        CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

INVOICES TO:                                    COPIES OF INVOICES TO:
NYNEX                                           NYNEX
1095 Ave of the Americas, 2nd floor             240 East 38th Street, 15th floor
New York, N.Y. 10036                            New York, N.Y. 10016
Attn: Mr. Tom O'Gara                            Attn: Mr. Sean Mahoney - SPL
212 395-2247                                    212 338-7254

                                                                 Contract Number
                                                                         G12463P
                                                                   Page 14 of 14

                                   EXHIBIT B
                             COMPENSATION (con't)

          CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.


ACCEPTED AND AGREED:
-------------------

ASSESSMENT SYSTEMS, INC.                             NYNEX

    /s/ Eli Salig                           /s/ Harold Bell
By:___________________________          By:___________________________

          Eli Salig                             Harold Bell
Name:_________________________          Name:_________________________
          print                                 print
              EVP                                   Director
Title:________________________          Title:________________________

          10 May 1996                               5/14/96
Date:_________________________          Date:_________________________
                                                      i/c/w Contract No. G12463P

                           NON-DISCLOSURE AGREEMENT
                           ------------------------

This agreement, made and entered into this 15th day of April, 1996, by and between Assessment Systems, Inc., a corporation having an office at 780 Third Avenue, New York, N.Y. 10017 (hereinafter referred to as "CONSULTANT") and Telesector Resources Group, Inc, ("NYNEX"), a corporation duly organized and existing under the laws of the State of Delaware and having an office at 240 East 38th Street, New York, New York 10016. NYNEX shall remain and include Telesector Resources Group, Inc., its holding and parent companies, and its or their affiliates and subsidiaries.

WITNESSETH THAT:

WHEREAS, in order for CONSULTANT to provide consultant services to NYNEX it may be necessary or desirable for NYNEX to disclose to CONSULTANT certain confidential and proprietary material, information, data, and other communications concerning NYNEX's past, current, future and proposed or potential customers, products, services, operations, business forecasts, procurement requirements, plans strategies and technology; and

WHEREAS, CONSULTANT and NYNEX wish to define the agreed upon terms and conditions governing the confidentially of material, information and data furnished and to be furnished by NYNEX to CONSULTANT in connection with its present and future business plans.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and undertakings expressed herein, agree with each other as follows:

1. For the purposes of this Non-Disclosure Agreement, the term "Confidential Information" shall mean material, information, data and other communications
(a) disclosed by NYNEX and/or one or more of its parent, subsidiary or affiliated corporations, appropriately marked as "Confidential," "Proprietary" or the like or otherwise disclosed in a manner consistent with its proprietary and confidential nature; or (b) produced during the course of the working relationship between NYNEX and CONSULTANT, which would either give NYNEX' competitors an advantage or diminish or eliminate NYNEX' advantage over its competitors.

2.   ALL NYNEX Confidential Information:

     (a) is hereby acknowledged by CONSULTANT to be of a proprietary nature to, and to constitute secrets of NYNEX;

     (b) shall not be copied, used, distributed, disclosed, disseminated or communicated in any way or form by CONSULTANT whether or not for its own benefit, to anyone outside or within its own organization, except on a "need-to-know" basis to the extent necessary for: (i) negotiations, discussions and consultations with personnel or authorized representatives of NYNEX; (ii) supplying NYNEX with products or services at its order; (iii) preparing bids, estimates and proposals for submission to NYNEX; and (iv) any other purpose which NYNEX may authorize in writing;

     (c) shall not be used by CONSULTANT for any purposes other than those set forth herein, without the experts prior written permission of NYNEX;

     (d) shall be held by CONSULTANT in the strictest confidence, and shall be treated by it with the same degree of care to avoid disclosure to any third party as is used with respect to CONSULTANT'S own information of like importance, or, a minimum, shall be treated with a reasonable degree of care to avoid any such disclosure. CONSULTANT shall be liable for the disclosure of Confidential Information of

NYNEX if such care is not used. The burden shall be upon CONSULTANT to show that such care, in fact, was used; and

     (e) Confidential Information is hereby acknowledged by CONSULTANT to be the sole property of NYNEX and shall be returned to NYNEX (including, without limitation, all materials, documents, drawings, models, apparatus, sketches, designs, specifications and lists, encompassing or evidencing same or related thereto, and all copies/formats thereof), within seven (7) days after receipt by CONSULTANT of a written request from NYNEX setting forth the Confidential Information to be returned. Upon receipt of such request, CONSULTANT also shall erase or destroy any such Confidential Information in any computer memory or data storage apparatus.

3. The obligations set forth in Paragraph 2 hereof shall not apply, or shall terminate, with respect to any particular portion of NYNEX Confidential Information which:

     (a) was in CONSULTANT's possession, free of any obligation of confidence, prior to receipt from NYNEX, as proven by CONSULTANT's written records; provided, however, that CONSULTANT immediately informs NYNEX, in writing, to establish its prior possession;

     (b) is already in the public domain at the time NYNEX communicates it to CONSULTANT, or becomes available to the public through no breach of this Non-Disclosure Agreement by CONSULTANT;

     (c) is received independently from a third party free to disclose such information to CONSULTANT;

     (d) is developed by CONSULTANT, independently of and without reference to any Confidential Information of NYNEX or any other information that NYNEX has disclosed in confidence to any third party, as proven by CONSULTANT's written records;

     (e) is disclosed by CONSULTANT to a third party, with the express prior written permission of NYNEX;

     (f) is disclosed by CONSULTANT in order to satisfy any legal requirement of any competent government body; provided, however, that immediately upon CONSULTANT's receipt of any such request, CONSULTANT shall first advise NYNEX of same before making any disclosure to such body, so that NYNEX may either interpose an objection to such disclosure before such body, or take action to assure confidential handling of the Confidential Information by such body, or take other action to protect the Confidential Information which NYNEX deems appropriate under the circumstances; or

     (g) in any event, five (5) years after the date of execution of this Non-Disclosure Agreement.

4. Nothing contained in this Non-Disclosure shall be construed as obligating NYNEX to disclose any particular information to CONSULTANT.

5. Nothing contained in this Non-Disclosure Agreement shall be construed as granting to or conferring on CONSULTANT, expressly or impliedly, any rights, by license or otherwise, to the Confidential Information of NYNEX or any other material, information or data, or any invention, discovery, improvement or product conceived, made or acquired prior to, on or after the date of this Non-Disclosure Agreement.

6. CONSULTANT warrants and represents that CONSULTANT has bound its employees, agents and subcontractors to the terms and conditions of this Agreement or that each and every employee, agent or subcontractor has personally executed a Non-Disclosure Agreement containing terms and conditions no less stringent than the terms and conditions contained herein; and furthermore CONSULTANT hereby agrees to indemnify, hold harmless and defend NYNEX from and against any loss, cost, damage, expense or claim arising out of any breach of this provision or the failure of CONSULTANT or its employees, agents or subcontractors to protect such Confidential Information.

7. This Non-Disclosure Agreement shall become effective upon the day and year first written, and shall remain in effect until terminated in writing by either party. Notwithstanding any such termination, the rights and obligations with respect to the disclosure of Confidential Information set forth herein shall survive the termination of this Non-Disclosure Agreement.

8. CONSULTANT further agrees that it shall not, without the prior written consent of NYNEX, make any news release, public announcement, or denial or confirmation of all or any part of the discussions or negotiations, or in any manner advertise or publish the fact that the parties have entered into discussions or negotiations with each other, or disclose any details connected with such discussions or negotiations to any third party, including any disclosure with respect to this Non-Disclosure Agreement, the negotiations culminating herein, or any phase of any program hereunder.

9. No term or provision of this Non-Disclosure Agreement shall be deemed waived, and no breach excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to waiver of, or be cause for, any other, different or subsequent breach.

10. The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New York.



   ASSESSMENT SYSTEMS, INC.                              NYNEX


By: /s/ Eli Salig                                 By: /s/ Harold Bell
   ----------------------------                      ---------------------------
Name: ELI SALIG                                   Name:  HAROLD BELL
     --------------------------                        -------------------------
        print                                                print

Title:  EVP                                       Title:  DIRECTOR
      -------------------------                         ------------------------
Date: 10 MAY 1996                                 Date:  5/14/96
     --------------------------                        -------------------------

                                                                           NYNEX

                                                         CONTRACT NO. G12463P
                                                         AMENDMENT NO. 01

                                        ACCEPTANCE SHALL BE INDICATED BY
                                        (1) SIGNING AND (2) RETURNING DUPLICATE
                                            -------         -------------------


Assessment Systems, Inc.                     Telesector Resources Group, Inc
780 Third Avenue, 22nd floor                 (A NYNEX Company)
New York, N.Y. 10017                         240 East 38th Street, 15th floor
Attn: Mr. Bernard Reynolds                   New York, N.Y. 10016
                                             Attn: Mr. Sean Mahoney - SPL


SERVICE: Testing, assessment and interview process of additional field personnel.

Telesector Resources Group, Inc., (herein after referred to as NYNEX) Agreement with you No. G12463P is amended as follows:

Effective July 9th, 1996, Exhibit A--Statement of Work, will be expanded to provide services for additional NYNEX field personnel, and Exhibit B--Compensation, will be modified to provide for compensation for the additional service. Exhibits A and B are attached and are made part of the Agreement.

All other Terms and Conditions of the Agreement are reaffirmed and remain in effect to the extent that they do not conflict with this Agreement.

(1) Sign Here and (2) Return To Address Above:
    -----------------------------------------


                                                TELESECTOR RESOURCES GROUP, INC.
          ASSESSMENT SYSTEMS, INC.              (A NYNEX COMPANY)

By /s/ Eli Salig                                By /s/ Harold Bell
   ----------------------------------             -----------------------------
Title EXEC. V.P                                 Title Dir Strategic Servicing
     --------------------------------                ---------------------------
Name  ELI SALIG                                 Name  HAROLD BELL
     --------------------------------               ----------------------------
      (print)                                          (print)

Accepted: Date 24 July 1996
               ------------

                                                              Contract # G12463P
                                                              Amendment No.01

                                   EXHIBIT A
                               STATEMENT OF WORK

        This Amendment to the Statement of Work, entered into by Assessment Systems, Inc. ("ASI") and NYNEX pursuant to the terms and conditions of the Consulting Agreement between the parties dates July 9,1996.

        CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

AGREED AND ACCEPTED:

Assessment Systems, Inc.                    Telesector Resources Group, Inc.
                                            (A NYNEX Company)

By:     /s/ Eli Salig                       By:     /s/ Harold Bell
        ------------------------                    ------------------------

Name:   Eli Salig                           Name:   Harold Bell
        ------------------------                    ------------------------
        (print)                                     (print)

Title:  Executive Vice President            Title:  Dir. Strategic Services
        ------------------------                    ------------------------

Date:   24 July 1996                        Date:   5 August 1996
        ------------------------                    ------------------------

                                                              Contract # G12463P
                                                              Amendment No.01

                                   EXHIBIT B
                                 COMPENSATION

       CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

                                                                           NYNEX

CONTRACT NO. G12463P
AMENDMENT NO.01

                       ACCEPTANCE SHALL BE INDICATED BY
                  (1) SIGNING AND (2) RETURNING DUPLICATE TO:
                      -------         -------------------

Assessment Systems, Inc.                        Telesector Resources Group, Inc.
780 Third Avenue                                240 E. 38th Street, 15th Flr.
New York, NY 10017                              New York, NY 10016
Attn: Bernard Reynolds                          Attn: Sean Mahoney


SERVICE:  Consulting Services.

NYNEX Telesector Resources, Group, Inc. Agreement with you No. G12463P dated April 1, 1996, as hereto modified by Amendment No. 01 is hereby amended as follows:


The section marked "Term; Scope of Work" subsection (a) is hereby changed to read:


"This Agreement shall be effective on April 1, 1996 and shall end February 28, 1997, provided that NYNEX may extend this Agreement for periods of 90 days upon thirty days' written notice. Any termination or expiration of this Agreement shall not affect the obligations of either party to the other under existing Statements of Work issued under this Agreement, but such shall continue in effect as though this Agreement had not been terminated"


All other Terms and Conditions of the Agreement are reaffirmed and remain in effect to the extent that they do not conflict with this Agreement.

(1) Sign Here and (2) Return To Address Above:
    ----              -----------------------

Accepted:

Assessment Systems, Inc.                Telesector Resources Group, Inc.
                                        (A NYNEX Company)

By /s/ Eli Salig                        By /s/ Victor Severino
  -------------------------------         ---------------------------------
Name ELI SALIG                          Name  VICTOR SEVERINO
    -----------------------------           -------------------------------
Title  EVP                              Title DIRECTOR - SOURCING PROCESS LEADER
     ----------------------------            ------------------------------
Date  12-24-96                          Date  1/6/97
    -----------------------------           -------------------------------

                                                                           NYNEX

                                                         CONTRACT NO. G12463P
                                                         AMENDMENT NO. 03

                                        ACCEPTANCE SHALL BE INDICATED BY
                                        (1) SIGNING AND (2) RETURNING DUPLICATE
                                            -------         -------------------


Assessment Systems, Inc.                     Telesector Resources Group, Inc.
780 Third Avenue                             (A NYNEX Company)
New York, N.Y. 10017                         240 East 38th Street, 15th Floor
Attn: Mr. Seymore Adler                      New York, N.Y. 10016
                                             Attn: Mr. Sean Mahoney - SPL


Telesector Resources Group, Inc., (known now as NYNEX), Agreement with you No. G12463P dated April 1, 1996, and Amended by Amendment No. 01 and Amendment No. 02, is further modified by Amendment No. 03 as follows:

Effective March 3, 1996, the contract expiration date will be extended until May 1, 1997.

In addition, the Scope/Statement of Work will be expanded to include services as identified on Exhibit A, attached.

CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

All other Terms and Conditions of the Agreement are reaffirmed and remain in effect to the extent that they do not conflict with this Agreement.

(1) Sign Here and (2) Return To Address Above:
    ---------         -----------------------


                                                TELESECTOR RESOURCES GROUP, INC.
          ASSESSMENT SYSTEMS, INC.              (A NYNEX Company)

By /s/ Eli Salig                                By /s/ Sean M. Mahoney
   ---------------------------------              ------------------------------
Title EVP                                       Title  Sourcing Process Leader
     -------------------------------                 ---------------------------
       (print)                                         (print)

Date:  2-11-97                                  Date: 4 February 1997
     -------------------------------                 ---------------------------

                                   EXHIBIT A
                               STATEMENT OF WORK

                       SERVICE REPRESENTATIVE SELECTION
                       STATEMENT OF CONSULTANT WORK AND
              ASSESSMENT SYSTEMS INCORPORATED (ASI) FEE ESTIMATES

         CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

Designated NYNEX Representative:
                                Mr. Ralph Thompson
                                Managing Director - Marketing
                                1095 Avenue of the Americas, 25th floor
                                New York, NY 10036
                                212-395-3781

AGREED AND ACCEPTED:

                                                TELESECTOR RESOURCES GROUP, INC.
ASSESSMENT SYSTEMS, INC.                        (A NYNEX COMPANY)

By:  /s/ Eli Salig                              By:  /s/ Sean M. Mahoney
   -----------------------------                   -----------------------------

Name:    Eli Salig                              Name:    Sean M. Mahoney
     ---------------------------                     ---------------------------
     (print)                                         (print)

Title:   Exec V.P.                              Title:   Sourcing Proc. Ldr.
      --------------------------                      --------------------------

Date:    11 February 1997                       Date:    4 February 1997
     ---------------------------                     ---------------------------